Exhibit 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                            THE PERIOD ENDED 11/02/02

IN RE:
                                     CASE NO:          01-44007 THROUGH 10-44015
                                                       -------------------------
                                     Chapter 11
Phar-Mor, Inc                        Judge:                   Judge Bodoh
----------------                                       -------------------------


As debtor-in-possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

                     Summary of Cash & Debt Activity                     Page 3
     ------------
                     Weekly Cash Summary                                 Page 4
     ------------
                     Accounts Receivable Rollforward                     Page 5
     ------------
                     Inventory Rollforward                               Page 6
     ------------
                     Accounts Payable Rollforward                        Page 7
     ------------
                     Officer & Director Pay                              Page 8
     ------------
                     Closed Bank Accounts                                Page 9
     ------------

and they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2) That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

3) That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases are current.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.


Dated:      11/12/02                           /s/ Martin S. Seekely
        ------------------------             -----------------------------------
                                               Debtor-in-Possession


                                                Vice President and Chief
                                                   Financial Officer
                                             -----------------------------------
                                               Title

                                                330-740-2920
                                             -----------------------------------
                                                Phone

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


Phar-Mor, Inc
Lead Schedule(1)(2)

Summary of Cash and Debt Activity

                                                                 5-Weeks Ended
                                                                   11/02/2002
                                                              ---------------------
Cash Summary (3) (4)

Beginning Cash Balance                                               $48,493,733

+ Total Receipts                                                     $ 7,244,877
- Total Disbursements                                                  2,903,409
                                                                     -----------
                   Net Cash Activity                                 $ 4,341,468

Cash Balance before Debt                                             $52,835,201
Net Fleet Activity                                                          --
                                                                     -----------
                 Ending Cash Balance                                 $52,835,201

Fleet Retail Finance Debt Activity Summary (4)
Beginning Revolver Balance                                           $      --
+/- Total Facility Activity (5)                                             --
                                                                     -----------
             Ending Revolver Balance                                 $      --





Attached Schedules
Schedule Name                                                         Page
-------------                                                         ----
Schedule A - Weekly Cash Summary                                       4
Schedule B - Accounts Receivable Rollforward                           5
Schedule C - Inventory Rollforward                                     6
Schedule D - Accounts Payable Rollforward                              7
Schedule E - Officer and Director Pay                                  8
Schedule F - Closed Bank Accounts                                      9

(1) The Operating Report covers the period of September 29, 2002 through November 2,2002(end of fiscal October) unless otherwise noted
(2) All information in this monthly operating report includes all filing entities of Phar-Mor, Inc. Separate information is not available as financial information and cash activity is commingled among all filing entities.
(3) All cash information within the Operating Report excludes cash balances at stores, cash in transit from stores, cash balances in store depository accounts, or outstanding checks
(4) See Schedule A (Pg 4) for the weekly detail of cash and debt activity summarized on this page
(5) Includes borrowings, pay-downs, changes in letter of credit balances, and fees and adjustments made by Fleet

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
Phar-Mor, Inc
Schedule A-Weekly Cash Summary(1)

                                                                  October Cash Activity
                                           10/05/2002     10/12/2002     10/19/2002      10/26/2002    11/02/2002        Total
                                        --------------------------------------------------------------------------------------------
Operating Cash Activity
+ Cash Receipts                         $       --      $       --     $       --      $       --     $       --      $       --
+ Credit/Debit Card Receipts                     (40)           --             --              --              (53)            (93)
+ AR & 3rd Party Receipts                  1,271,869         664,860        357,555         531,391      2,311,845       5,137,520
+ Other Receipts (2)                       1,112,836         583,514         91,170         128,267        191,663       2,107,450
                                        ------------    ------------   ------------    ------------   ------------    ------------
                      Total Receipts    $  2,384,665    $  1,248,374   $    448,725    $    659,658   $  2,503,455    $  7,244,877

- AP & Vendor Payments                  $    319,412    $    431,058   $    381,835    $    200,499   $    105,452    $  1,438,256
- Non-Merchandise Payments                   126,937         131,760        277,191          70,638        117,541         724,067
- Total Payroll                              120,634         393,882         91,511          50,773         84,286         741,086
                                        ------------    ------------   ------------    ------------   ------------    ------------
                 Total Disbursements    $    566,983    $    956,700   $    750,537    $    321,910   $    307,279    $  2,903,409

                                        ------------    ------------   ------------    ------------   ------------    ------------
Net Operating Cash Activity             $  1,817,682    $    291,674   $   (301,812)   $    337,748   $  2,196,176    $  4,341,468
                                        ------------    ------------   ------------    ------------   ------------    ------------


Pre-Debt Cash Summary
Beginning Cash Balance                  $ 48,493,733    $ 50,311,415   $ 50,603,089    $ 50,301,277   $ 50,639,025    $ 48,493,733
+/- Net Cash Activity                      1,817,682         291,674       (301,812)        337,748      2,196,176       4,341,468
                                        ------------    ------------   ------------    ------------   ------------    ------------
            Cash Balance before Debt    $ 50,311,415    $ 50,603,089   $ 50,301,277    $ 50,639,025   $ 52,835,201    $ 52,835,201
                                        ------------    ------------   ------------    ------------   ------------    ------------

Fleet Activity
+ Weekly Borrowings                     $       --      $       --     $       --      $       --     $       --      $       --
- Weekly Paydown                                --              --             --              --             --              --
                                        ------------    ------------   ------------    ------------   ------------    ------------

                  Net Fleet Activity    $       --      $       --     $       --      $       --     $       --      $       --
                                        ------------    ------------   ------------    ------------   ------------    ------------
Cash Balance After Debt                 $ 50,311,415    $ 50,603,089   $ 50,301,277    $ 50,639,025   $ 52,835,201    $ 52,835,201
                                        ------------    ------------   ------------    ------------   ------------    ------------

Summary of Outstanding Debt
Beginning Revolver Balance (3)          $       --      $       --     $       --      $       --     $       --      $       --
+/- Net Fleet Activity                          --              --             --              --             --              --
+/- Fleet Fees & Adjustments                    --              --             --              --             --              --
+/- Changes in LOCs                             --              --             --              --             --              --
                                        ------------    ------------   ------------    ------------   ------------    ------------

          Ending Revolver Balance (3)   $       --      $       --     $       --      $       --     $       --      $       --


(1) Based on the timing of checks clearing (no float)
(2) Includes proceeds received from asset sales (inventory, scripts files)

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Phar-Mor, Inc
Schedule B-Accounts Receivable Rollforward(1)

                                                                         5-Weeks Ended
                                                                           11/02/2002
                                                               ----------------------------------
Rollforward


Beginning Balance as of 09/29/2002                                    $  919,905

+ Sales on Account                                                    $   12,227
- Collections/Adjustments                                               (146,652)
                                                               ------------------
             Net Change in Receivables                                $ (134,425)

Ending Receivables Balance                                            $  785,480


Ending Balance Aging
                                                                    Balance        % of Total
                                                               ----------------------------------
0-30 Days                                                             $       95            0.0%
31-60 Days                                                               103,021           13.1%
61-90 Days                                                                44,586            5.7%
Over 90 Days                                                             637,778           81.2%
                                                               ----------------------------------
                                 Total                                $  785,480          100.0%





(1) Accounts receivables relate to pharmacy 3rd party amounts owed and amounts owed from credit card companies


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Phar-Mor Inc
Schedule C-Inventory Rollforward(1)

 Week Ended                                      10/05/2002    10/12/2002    10/19/2002    10/26/2002    11/02/2002       Total
                                                 ----------    ----------    ----------    ----------    ----------    ----------


Beginning Inventory                              $      --     $      --     $      --     $      --     $      --     $      --

Add:Purchases                                           --            --            --            --            --            --

Less:Cost of Goods Sold                          $      --     $      --     $      --     $      --     $      --     $      --
          COGS Adj-Vendor Markdwn                       --            --            --            --            --            --
          COGS Adj-Dir Charge(add back)                 --            --            --            --            --            --
          COGS-Other dist(not incl above)               --            --            --            --            --            --
          Damages                                       --            --            --            --            --            --
          Returns to Vendor                             --            --            --            --            --            --
          Actual Shrinkage/Cycle Counts                 --            --            --            --            --            --
          Closed Store Inventory (2)                    --            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------    ----------
                              Total Deductions   $      --     $      --     $      --     $      --     $      --     $      --

Ending Inventory (3)                             $      --     $      --     $      --     $      --     $      --     $      --


(1) Schedule includes inventory in the Distribution Center and in the stores
(2) Represents pharmacy and front-end inventory sold to third parties
(3) Ending inventory does not tie to financial statements. Difference relates to pre-closing adjustments made to inventory values prior to financial statement close

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


Phar-Mor, Inc
Schedule D-Accounts Payable Rollforward


                                                             5-Weeks Ended
                                                               11/02/2002
                                                   ----------------------------------
Rollforward


Beginning Balance as of 09/29/02 (1)                   $ (11,406,465)

+ New Credit                                           $   1,412,163
- Checks Cut                                              (1,800,656)
- Payments Received from Vendors                           4,082,794
                                                   ------------------
                Net Change in Payables                 $   3,694,301

Ending Payables Balance (2)                            $  (7,712,164)


Ending Balance Aging
                                                        Balance        % of Total
                                                   ----------------------------------
0-30 Days                                               $    606,811           -7.9%
31-60 Days                                                 1,491,225          -19.3%
61-90 Days                                                  (108,235)           1.4%
Over 90 Days                                              (9,701,965)         125.8%
                                                   ----------------------------------
                                 Total                  $ (7,712,164)         100.0%



(1) Payables balance is zero on petition date per the automatic stay provision
(2) Debit balance is the result of "cash in advance" terms and deposits paid to vendors during the Operating Report period

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

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Phar-Mor, Inc
Schedule E-Officer and Director Pay

                               10/05/2002  10/12/2002  10/19/2002  10/26/2002  11/02/2002    Total
                               ----------  ----------  ----------  ----------  ----------  ---------


Non-Officer                      $112,076    $385,324    $ 82,953    $ 42,215    $ 75,728   $698,297
Officers                            8,558       8,558       8,558       8,558       8,558     42,789
                               ----------  ----------  ----------  ----------  ----------  ---------

Total Payroll                    $120,634    $393,882    $ 91,511    $ 50,773    $ 84,286   $741,086


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Phar-Mor, Inc
Schedule F-Closed Bank Accounts




Financial Institution                Entity                             Account Name                Account Number            Date

PNC Bank                             Phar-Mor Real Estate               PM Real Estate Holdings     5662140726              10/22/02

